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                                                                   Exhibit 10.13

                                    AGREEMENT
                               DATED MARCH 8, 1999

     This agreement (the "AGREEMENT"), entered into as of November 1, 1998, by and between Spectra Science Corporation, a Delaware corporation having its principal place of business at 155 South Main Street, Suite 101, Providence, Rhode Island 02903 (hereinafter referred to as "SPECTRA"), and Crane & Co., Inc., a Massachusetts corporation having its principal place of business at 30 South Street, Dalton, Massachusetts 01226 (hereinafter referred to as "CRANE"). SPECTRA and CRANE are jointly referred to in the present Agreement as the "Parties" and individually as a "Party".

                              W I T N E S S E T H:

     WHEREAS, SPECTRA has developed, and has exclusive worldwide proprietary rights in and to certain PATENTS (as defined herein), and IMPROVEMENTS and KNOW HOW relating thereto (the "TECHNOLOGIES"), which allow for [***];

     WHEREAS, CRANE has participated over the past two years and will continue to participate on an ongoing basis as the Parties may agree in (i) addressing manufacturing issues associated with incorporating the TECHNOLOGIES into security papers; (ii) validating SPECTRA's products for [***]; and (iii) providing consulting and technical services and technical know-how ("CRANE's KNOW-HOW") [***] involved in the design and issuance of secure documents;

     WHEREAS, in consideration of the foregoing services received and to be received, SPECTRA desires to pay to CRANE a fee for such services and CRANE's KNOW-HOW; and

     WHEREAS, the Parties also desire that all negotiations with [***] (or with any of their vendors, suppliers, or agents) with respect to the TECHNOLOGIES shall henceforth be conducted by SPECTRA; that SPECTRA has the final authority to negotiate terms and conditions for the TECHNOLOGIES; and, further, that all MATERIALS, as defined in Article 2.1 of this AGREEMENT, to be used in any substrates by [***] (or by any of its vendors, suppliers, or agents including but not limited to CRANE) shall be supplied directly by SPECTRA;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

                                   DEFINITIONS

     The Parties agree to the following definitions for purposes of this
AGREEMENT:

     . PATENT or PATENTS means the patents and patent application pertaining to



[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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          [***] including any and all divisions, continuations,
          continuations-in-part, extensions, substitutions, renewals, confirmations, supplementary protection certificates, registrations, revalidations, reissues or additions of or to any of the aforesaid patents and patent applications, and any foreign counterparts to any of the foregoing.

     . IMPROVEMENT or IMPROVEMENTS means all enhancements or modifications made by SPECTRA, to methods or products described in the PATENTS which, if used or applied by another party, would infringe one or more claims of an issued PATENT.

     . SPECTRA's KNOW-HOW means all technical information data and intellectual property rights of SPECTRA, relating to the use of PATENTS or IMPROVEMENTS including existing intellectual property of SPECTRA, for the purposes consistent with this AGREEMENT.

                                   ARTICLE ONE

     In the event that Crane is awarded a [***] contract that requires the use of the TECHNOLOGIES, SPECTRA shall grant to CRANE a non-exclusive right to use the TECHNOLOGIES for purposes consistent with the performance of CRANE's obligations under this AGREEMENT and to incorporate MATERIALS containing said TECHNOLOGIES into substrates manufactured by CRANE for sale to or use by [***]. It is understood that the rights granted to CRANE herein do not include the right to make MATERIAL containing TECHNOLOGIES.

                                   ARTICLE TWO

     2.1 The Parties acknowledge and agree that from the date hereof, all negotiations with [***] (or with any of their vendors, suppliers, or agents) with respect to the TECHNOLOGIES shall henceforth be conducted by SPECTRA; that SPECTRA has the final authority to negotiate pricing for the MATERIALS and TECHNOLOGIES; and, further, that all MATERIALS to be used in any substrates by [***] or by any of their vendors, suppliers, or agents (including but not limited to CRANE) shall be supplied directly by SPECTRA. "MATERIALS" shall mean all materials incorporating TECHNOLOGIES and containing [***].

     2.2 In acknowledgement for and in consideration of CRANE's services to (i) address manufacturing issues associated with incorporating the TECHNOLOGIES into security papers, (ii) validate SPECTRA's products for [***] and (iii) providing CRANE's KNOW-HOW to facilitate the incorporation of the TECHNOLOGIES into products for [***] involved in the design and issuance of secure documents, SPECTRA agrees to pay to CRANE fees as follows:


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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          (a)(1)(A) SPECTRA agrees to pay CRANE a fee of [***] of which is payable by or before [***]. The balance of $[***] shall be paid by SPECTRA to CRANE on or before the due date of the first fixed payment determined as set forth in Section 2.2(a)(1)(B) below. The Parties shall determine the fee to be paid to CRANE on an annual basis in accordance with the following fee adjustment formula.

          (a)(1)(B) The Parties shall determine a fixed fee to be paid to CRANE on an annual basis (within 90 days after the end of the calendar year to which the fee relates), for each year following the first year in which SPECTRA receives revenues from [***] in connection with the sale of MATERIALS for use in [***]. The fixed fee for any year shall be determined as follows:

               (i)  [***] multiplied by

               (ii) an amount equal to revenues actually received by SPECTRA from [***] in the preceding year on account of sale of MATERIALS for use in [***], less SPECTRA's actual fully loaded costs (defined as direct labor, direct material, and allocable indirect costs in accordance with Generally Accepted Accounting Principles and such other accounting principles or regulations as may apply, including SPECTRA's incurred independent research & development costs required in order to develop, at the request of [***] new "codes"/1/ for MATERIALS other than the [***] currently developed) of MATERIALS supplied to [***] for the preceding year for use [***] plus a [***] markup on fully loaded costs.

          (a)(2) In the event that the [***] terminates all use of the TECHNOLOGIES in [***], and Spectra receives no further revenue from sales of MATERIALS after such termination, no fees shall be due to Crane for any period after such termination.

          (b)(1) In the event that a [***] agrees to purchase directly from CRANE any paper or substrate (excluding [***]) containing the MATERIALS, then SPECTRA agrees to and shall supply CRANE with all MATERIALS required for use in the manufacture and/or sale of such [***]. SPECTRA and CRANE shall in each such case negotiate in good faith and agree to (i) a paper price per pound quote (the "QUOTE") which reflects the added value of the MATERIALS (including SPECTRA's cost to manufacture the MATERIALS) and the TECHNOLOGIES and (ii) the differential amount (the "DIFFERENTIAL") of the QUOTE associated with the TECHNOLOGIES, the MATERIALS, and inclusion of the MATERIALS in the paper or substrate. CRANE agrees to provide all information in its possession or reasonably available to it

----------
/1/ A "code" is a unique combination of wavelengths emitted from MATERIALS incorporated in a substrate. The entire amount of the above-described independent research & development costs for any year for purposes of this section 2.2(a)(1)(B)(ii) shall not exceed [***].

[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.


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to assist SPECTRA in their joint effort of calculating the QUOTE and the
DIFFERENTIAL, including but not limited to previous contract prices for similar paper or substrate lacking the TECHNOLOGIES and the MATERIALS and any information as to comparable prices of other suppliers. No quote will be submitted for paper or substrate containing materials without mutual agreement by CRANE and SPECTRA on the amount of the DIFFERENTIAL.

          (b)(2) CRANE and SPECTRA agree to negotiate in good faith the price at which SPECTRA will provide the MATERIALS, to be paid after delivery of the paper or substrate to [***].

          (b)(2)(i) The parties shall negotiate a fixed price for Crane to pay to Spectra for the first year in which the event in (b)(1) occurs. That negotiated fixed price shall be the product of:

                    (A)  the estimated DIFFERENTIAL for the first year;

                    (B) the estimated pounds of paper to be provided by Crane to [***] during the first year; and

                    (C)  a factor of [***]

          (b)(2)(ii) For any subsequent year in which the event in(b)(1) occurs, the Parties shall determine such year's fixed price by using the formula in (b)(2)(i), substituting the preceding year's actual DIFFERENTIAL in (A), and actual pounds of paper provided by CRANE in (B).

     2.3 Spectra agrees to keep accurate books and records in sufficient detail to enable the terms of this AGREEMENT to be satisfactorily performed. Spectra shall permit an independent public accountant designated by CRANE, upon CRANE's prior written request (given reasonably in advanced under the circumstances) and at CRANE's expense, to have access during normal business hours to its books and records as may be reasonably necessary to verify satisfactory performance of this AGREEMENT. Such access to books and records shall occur not more than once each fiscal year of SPECTRA.

                                 ARTICLE THREE

     3.1 The Parties each recognize and hereby acknowledge that in the performance of this AGREEMENT, each Party and its employees and/or agents may have access to secret or proprietary information owned and controlled by the other Party ("CONFIDENTIAL INFORMATION"). The Parties agree that all such CONFIDENTIAL INFORMATION acquired by one Party (hereinafter "the receiving Party") shall remain the disclosing Party's exclusive property and the receiving Party shall keep and have its employees and/or agents keep any and all such information confidential and shall not copy or publish or disclose it to others or authorize its employees, agents, or anyone else to copy, publish or disclose it to others, without the disclosing Party's prior written approval.


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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     3.2 All CONFIDENTIAL INFORMATION in tangible form shall be returned to the disclosing Party upon request or upon termination of this AGREEMENT.

     3.3 The obligations and provisions of this Article Three shall survive Termination of this AGREEMENT.

                                  ARTICLE FOUR

     4.1 This AGREEMENT shall commence on the date hereof and shall terminate fifteen (15) years from the date [***] commences the use of the TECHNOLOGIES in [***], but in no event shall this Agreement extend more than twenty (20) years from the date hereof (the "TERM"), unless earlier terminated in accordance with
Section 4.2 hereof. SPECTRA further agrees to enter into good faith negotiations with CRANE to renegotiate another agreement after this AGREEMENT has expired.

     4.2 If either SPECTRA, on the one hand, or CRANE, on the other hand, shall be in default of any material obligation hereunder or shall be adjudged bankrupt, or become insolvent, or make an assignment for the benefit of creditors, or be placed in the hands of a receiver or a trustee in bankruptcy, the other Party may terminate this AGREEMENT by giving sixty (60) days' notice to the first Party, specifying the basis for termination. If within sixty (60) days after the receipt of such notice, the Party receiving it shall remedy the condition forming the basis for termination, such notice shall cease to be operative and this AGREEMENT shall continue in full force.

     4.3 Termination or expiration of this AGREEMENT for any reason will not affect (i) SPECTRA's intellectual property rights with respect to the TECHNOLOGIES and (ii) the parties' confidentiality obligations under Article III hereof, which shall survive termination or expiration.

                                  ARTICLE FIVE

     5.1 Dispute Resolution. In the event of any controversy or claim arising out of or relating to any provision of this AGREEMENT or the breach thereof, the Parties shall try to settle their differences amicably between themselves. Any such controversy or claim which the Parties are unable to resolve shall initially be submitted for review and resolution by the Chief Executive Officers of SPECTRA and CRANE prior to the initiation by either Party of any legal action.

     5.2 Severability. If any part, term, or provision of this AGREEMENT shall be found invalid or unenforceable under any valid controlling law, the AGREEMENT shall be construed as if the invalid or unenforceable provisions had been deleted, and the AGREEMENT shall be deemed modified to the extent necessary to render the surviving provisions enforceable to the fullest extent permitted by law. In the event the legality of any provision of this AGREEMENT is otherwise brought into question because of a decision by a court of competent jurisdiction, SPECTRA, on the one hand, or CRANE, on the other hand, by written notice to and agreement with the other Party, may revise the provision in question or may delete it entirely so as to comply with the decision of the court.


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                                       5

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     5.3 Governing Law. This AGREEMENT shall be construed and governed according to the laws of the Commonwealth of Massachusetts. The courts and authorities of the Commonwealth of Massachusetts shall have exclusive jurisdiction over all controversies that may arise under or in relation to this AGREEMENT and the execution and interpretation thereof and compliance therewith.

     5.4 Force Majeure. Neither Party shall be responsible to the other for any failure or delay in performing any of its obligations under this AGREEMENT if such delay or nonperformance is caused by strike, labor stoppage, lockout or other labor trouble, fire, flood, accident, act of God or of the Government, or by other cause unavoidable or beyond the control of such Party, provided that prompt notice is given of the cause of the delay or nonperformance and diligent continuing efforts are made to resume performance.

     5.5 Nonassignability. This AGREEMENT shall not be assignable by either Party hereto, except to a wholly-owned subsidiary or to a successor to all or substantially all of such Party's business, without the prior written consent of the other Party.

     5.6 Entire Agreement; Modification. This AGREEMENT constitutes the entire understanding between the Parties hereto with respect to the subject matter hereof. In particular, this AGREEMENT supercedes that certain Patent License Agreement dated as of March 1, 1997, by and between SPECTRA and CRANE, as that Agreement was amended by 1etter from SPECTRA to CRANE dated as of June 23, 1998 (as so amended, the "Prior Agreement"), which Prior Agreement is hereby terminated. No modification or amendment hereof shall be valid or binding upon the Parties hereto unless made in writing and duly executed on behalf of both Parties.

     5.7 Waiver. No actual waiver of breach or default by a Party of any provision of this AGREEMENT shall be deemed or construed to be a waiver of any succeeding breach or default of the same or any other provision.

     5.8 Notices. Notices, where permitted or required hereunder, shall be sufficiently given if sent by Certified Mail, return receipt requested and postage prepaid, or if delivered by hand, if sent by facsimile transmission with a copy deposited in the U.S. mails, first class and postage prepaid, or if sent by overnight courier:

If to SPECTRA, to:   SPECTRA SCIENCE CORPORATION
                     55 South Main Street, Suite 101
                     Providence, RI 02903
                     Attention: President

with a copy to:

                     Kenneth S. Boger, Esquire
                     Warner & Stackpole LLP
                     75 State Street
                     Boston, MA 02109

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If to CRANE, to:

                     CRANE & CO. INC.
                     30 South Street
                     Dalton, MA 01226
                     Attention: President

with a copy to:

                     Stephen D. Knight, Attorney at Law
                     Kirkland & Ellis
                     655 Fifteenth Street, N.W.
                     Washington, D.C. 20005-5793

Notices so given shall be deemed to have been received by the addressee on the fourth day after deposit as Certified Mail, on the day after dispatch by overnight courier, and on the day of delivery by hand or the day of transmittal by facsimile transmission.

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     IN WITNESS WHEREOF, the Parties hereby execute this Agreement, in triplicate, through the representatives listed below:

ACCEPTED AND AGREED TO BY:

SPECTRA SCIENCE CORPORATION                  CRANE & CO., INC.
155 South Main Street                        30 South Street
Providence, RI 02903                         Dalton, MA 01226


By /s/ Nabil M. Lawandy                      By /s/ Illegible
   --------------------                         ------------------
   Nabil M. Lawandy                             CFO
   President & CEO

Date Signed: 3/8/99                          Date Signed: 3/8/99

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